Exhibit 99.1

TGC Industries, Inc. NASDAQ: TGE Pritchard Capital Partners Energize 2012 Conference January 4 – 5, 2012

2 SAFE HARBOR STATEMENT In addition to historical information, this presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: our history of losses and possibility of further losses; the effect of poor operating results on our company; fluctuations in operating results from period to period; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; dependence upon energy industry spending for seismic data acquisition services; the unpredictable nature of forecasting weather; the potential for contract delay or cancellation; the potential for fluctuations in oil and natural gas prices; the impact of litigation; our ability to raise capital and the availability of capital resources; our ability to fully utilize and retain executives; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the seismic data acquisition industry. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future. Although the Company believes the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

3 COMPANY OVERVIEW Operating since 1967 Leading provider of land seismic data acquisition services throughout the U.S. and Canada Acquires geophysical data using the latest in three-dimensional (3-D) survey techniques Capacity: 15 seismic data acquisition crews 9 ARAM systems and 6 GSR cableless recording systems Experienced management team Wayne Whitener, President, CEO, Director 30 years experience Daniel Winn, Executive VP 25 years experience Robert Wood, President Eagle Canada 25 years experience James Brata, VP, CFO 25 years experience

EAGLE CANADA Provides seismic acquisition services to the oil and gas industry throughout Canada Eagle Canada has a strategic position within the seismic industry Seismic services in high demand Diversification into new markets including oil sands and potash Broad geographic region Eagle Canada involved in all aspects of land acquisition, with particular expertise in the acquisition of seismic data in technically complex, logistically difficult and environmentally sensitive areas; has 3-D heliportable capabilities Like TGC, Eagle Canada uses the latest in seismic data recording equipment, including cableless Capacity for 7 seismic field acquisition crews Access to additional equipment through leasing 4

5 SEISMIC DATA ACQUISITION SERVICES Broad services for seismic data acquisition Seismic services tailored to customer requirements Vibroseis or shot-hole (dynamite) energy sources capability Acquisition under contract work only; no spec work We are not involved in the processing and interpretation of data results.

6 SEISMIC DATA ACQUISITION PROCESS Bid submitted / Contract awarded TGC has 8 survey crews equipped with the latest Trimble GPS equipment Survey crews deploy source and receiver points Survey crew completes ground operation 3-D seismic data acquisition crews, ARAM or GSR Crews of 45 to 60 deploy geophysical equipment in field Sound waves are generated by an energy source, either vibroseis or shot-hole Reflected waves are received by geophones which are connected to “channels” Channels amplify the analog signal, convert it to digital We maintain complete and continuous quality control systems on all our crews, improving productivity without compromising safety and quality standards.

7 CURRENT FIELD OPERATIONS 8 seismic crews in U.S. / 7 crews in Canada (as of Q1 2012) Experienced crews Crew managers have at least 20 years experience 76 vibration vehicles Equipped with advanced electronics ARAM seismic recording systems ARAM provides increased productivity in seismic data collection GSR cableless recording systems Can operate in areas where cable crews cannot Can be used in areas requiring specialized applications Shot-hole assets replace third party contractors and reduce costs We help customers reduce finding costs and increase exploration and development productivity.

8 CUSTOMERS AND CONTRACTS Independent and major E&P companies Loyal customer base In 2011, approximately 67% of revenue was derived from repeat customers 2011 contract mix Turnkey 85% 2011 mix of contracts by energy source Vibroseis 87% Shot-hole (Dynamite) 13% Backlog as of December 15, 2011, of approximately $118 million

9 SEISMIC INDUSTRY FUNDAMENTALS Seismic surveys are increasing in size and complexity; need for higher channel count Improving U.S. market driven by increasing activity in shale plays Strongest North American land activity in regions where TGC has strong presence Mid-continent / Gulf coast / Southwest / Canada TGC has the newest equipment in the industry Long-term need for oil and gas exploration Considerable market opportunity for seismic data acquisition services on land in North America

10 COMPETITIVE LANDSCAPE TGC is a leader in land based 3-D seismic data acquisition in U.S. and Canada There are approximately 71 working land crews in North America (1) Primary peers / competitors include: Dawson Geophysical / Geokinetics / CGGVeritas TGC’s major competitive advantages: Utilizes latest state-of-the-art equipment Adaptability to respond quickly to changes in demand Flexibility to move channels from one crew to another as market demands Excellent reputation Continued investment in the most modern equipment available Additional channels for larger jobs Specialized equipment to meet specific customer requirements New equipment to meet overall demand Eagle Canada is strategically positioned within industry which enhances growth prospects Access to new markets / New geographic region (1) Source: IHS Energy

11 GROWTH STRATEGIES Newest equipment enhances productivity Adding additional channels to meet client demands for larger jobs New cableless systems to meet specific needs Continued investment in new equipment as demand dictates $102 million over the last 6 years Selectively evaluate new equipment purchases based upon expected market dynamics Shot-hole drilling equipment optimizes dynamite acquisition operations Growth opportunities in new markets and geographic regions, including shale plays Field offices in key areas Houston / Midland / Oklahoma City / Calgary

12 FINANCIALS

13 REVENUES 30,852 67,760 $ In thousands 90,396 86,770 90,432 108,319 111,476 0 20,000 40,000 60,000 80,000 100,000 120,000 2005 2006 2007 2008 2009 2010 9Mos 2011

14 EARNINGS PER SHARE $0.31 $0.42 $0.40 Per share amounts adjusted to reflect the 5% stock dividends paid in 2006, 2007, 2008, 2009 and 2010 $0.36 $0.10 ($0.06) $0.38 -0.10 0.00 0.10 0.20 0.30 0.40 0.50 0.60 2005 2006 2007 2008 2009 2010 9Mos 2011

15 EBITDA EBITDA (Earnings before net interest expense, taxes, depreciation and amortization) * Includes transaction related costs of $1.7 million $ In thousands 10,550 23,940 26,085 26,366 19,529 15,491 26,327 * 0 5,000 10,000 15,000 20,000 25,000 30,000 2005 2006 2007 2008 2009 2010 9Mos 2011

16 ANNUAL FINANCIAL HIGHLIGHTS Rev $30,852 $67,760 $90,396 $86,770 $90,432 $108,319 $111,476 D&A Exp 3,201 9,540 12,743 $13,911 14,621 15,344 14,210 % of Rev 10.4% 14.1% 14.1% 16.0% 16.2% 14.2% 12.7% Inc ops. 7,349 14,400 13,342 $12,455 4,908 147 12,117 EPS $0.31 $0.42 $0.40 $0.36 $0.10 ($0.06) $0.38 EBITDA 10,550 23,940 26,085 $26,366 19,529 15,491 26,327 * In thousands, except EPS and percentages 2005 2006 2007 2008 2009 2010 9Mos ‘11 Per share amounts adjusted to reflect the 5% stock dividends paid in 2006, 2007, 2008 ,2009 and 2010 * Includes transaction related costs of $1.7 million

17 FIRST 9 MONTHS 2011 HIGHLIGHTS 9 Mos ‘11 9 Mos ‘10 Revenues $111,476 $75,618 D&A Expense 14,210 11,520 % of Rev 12.7% 15.2% Inc (Loss) from Ops. 12,117 (1,765) Net Inc (Loss) 7,397 (1,931) Diluted EPS (Loss) $0.38 $(0.10) EBITDA 26,327 * 9,756 EBITDA Margin 23.6% 12.9% Per share amounts adjusted to reflect the 5% stock dividend paid May 14, 2010 * Includes transaction related costs of $1.7 million In thousands, except EPS and percentages

18 STRONG CAPITALIZATION 98,226 Total liabilities and equity 59,395 Shareholders equity 8,057 Long-term debt 21,739 Cash, cash equivalents, and short-term investments 9/30/11 13,073 52,863 87,615 Short term debt 8,200 12/31/10 7,400 6,021 $ In thousands

19 INVESTMENT CONSIDERATIONS Leading provider of land seismic data acquisition services throughout the U. S. and Canada Eagle Canada acquisition enhances growth prospects Flexibility to respond quickly to changes in demand Skilled and experienced seismic data acquisition crews Optimization of equipment and crews / Utilizing state-of-the-art equipment Long-standing and diverse customer base Strong financial position Dedicated and experienced leadership team

TGC Industries, Inc. Thank you for your interest.